UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

Integrys Energy Group, Inc.
(A Wisconsin Corporation)

Illinois		1-11337		39-1775292
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(IRS Employer Identification No.)

	200 East Randolph Street		60601-6207
	Chicago, IL		(Zip Code)
(Address of Principal Executive Offices)

(312) 228-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

Introduction

As announced on June 23, 2014, Integrys Energy Group, Inc., a Wisconsin corporation (“Integrys”), and Wisconsin Energy Corporation, a Wisconsin corporation (“Wisconsin Energy”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Thereafter, WEC Acquisition Corp., a Wisconsin corporation and a wholly owned subsidiary of Wisconsin Energy (“Merger Sub”), and GET Acquisition Corp., a Wisconsin corporation and a wholly owned subsidiary of Wisconsin Energy (“Subsequent Merger Sub”), became parties to the Merger Agreement via the execution of a Joinder Agreement. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Integrys (the “Merger”), with Integrys continuing as the surviving corporation and a wholly owned subsidiary of Wisconsin Energy.  Immediately thereafter, Integrys will merge with and into Subsequent Merger Sub, with Subsequent Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Wisconsin Energy.  On October 14, 2014, Wisconsin Energy and Integrys each filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement/prospectus (the “Definitive Joint Proxy Statement/Prospectus”) in connection with the Merger, which is included in the Registration Statement on Form S-4, file No. 333-198096, filed by Wisconsin Energy with the SEC and declared effective by the SEC on October 6, 2014.  The Definitive Joint Proxy Statement/Prospectus was first mailed to the shareholders of Wisconsin Energy and Integrys on or about October 21, 2014.  Integrys is making this filing in connection with the execution of a memorandum of understanding (the “MOU”) regarding the settlement of certain litigation arising out of the announcement of the Merger Agreement.

As disclosed in the Definitive Joint Proxy Statement/Prospectus (and in a Quarterly Report on Form 10-Q filed by Integrys on November 6, 2014), since the June 23, 2014 announcement of the merger agreement, Integrys and its board of directors, along with Wisconsin Energy, were named defendants in ten class action lawsuits and/or derivative complaints brought by purported Integrys Energy Group shareholders challenging the proposed merger. Two lawsuits were filed in the Circuit Court of Milwaukee County, Wisconsin (the “Wisconsin Court”), Amo v. Integrys Energy Group, Inc., et al., (the “Amo Action”) and Inman v. Schrock, et al., (the “Inman Action”). Three lawsuits were filed in the Circuit Court of Brown County, Wisconsin: Rubin v. Integrys Energy Group, Inc., et al.; Blachor v. Integrys Energy Group, Inc., et al.; Albera v. Integrys Energy Group, Inc., et al. (together with the Amo and Inman Actions, the “Wisconsin Actions”). Two lawsuits were filed in the Circuit Court of Cook County, Illinois, Taxman v. Integrys Energy Group, Inc., et al., and Curley v. Integrys Energy Group, Inc., et al., (the “Illinois Actions”). Three lawsuits were filed in the United States District Court for the Northern District of Illinois (the “Federal Court”), Steiner v. Budney, et al., and Collison v. Schrock, et al., (the “Steiner and Collison Actions”); and Tri-State Joint Fund v. Integrys Energy Group, Inc., et al., (the “Tri-State Action”).

Each of the Wisconsin and Illinois Actions was either dismissed or consolidated with the Amo Action, and, with the exception of the Inman plaintiff—whose Action was consolidated after the fact—the plaintiffs in the Wisconsin Actions joined Plaintiff Amo in filing an Amended Complaint on October 3, 2014.  The Collison Action was consolidated with the Steiner Action.

The Wisconsin Actions and Steiner and Collison Actions allege, among other things, that members of the Integrys board breached their fiduciary duties in connection with the proposed transaction; that the merger agreement involves an unfair price; that it was the product of an inadequate sales process; that it contains unreasonable deal protection devices that purportedly preclude competing offers; that the members of the Integrys board were unjustly enriched at the expense of Integrys; and that the preliminary joint proxy statement/prospectus omits material information. The complaints further variously allege that Integrys, Wisconsin Energy, and/or its acquisition subsidiaries aided and abetted the purported breaches of fiduciary duty. The plaintiffs in these lawsuits seek, among other things, (i) a declaration that the merger agreement was entered into in breach of the Integrys directors’ fiduciary duties, (ii) an injunction enjoining the Integrys board from consummating the merger, (iii) an order directing the Integrys board to exercise their duties to obtain a transaction which is in the best interests of Integrys’ shareholders, (iv) an order granting the class members any benefits allegedly improperly received by the defendants, (v) a rescission of the merger or damages, in the event that it is consummated, (vi) disgorgement of benefits or compensation obtained as a result of the purported breaches of fiduciary duty, and/or (vii) an order directing additional disclosure regarding the merger.  The Tri-State Action seeks to enjoin the proposed transaction and alleges that Integrys, its board, Wisconsin Energy, and Gale E. Klappa (the Wisconsin Energy Chief Executive Officer) violated Sections 14(a) and 20(a) of the 1934 Securities Exchange Act and Rule 14a-9 promulgated thereunder. It alleges, among other things, that the registration statement misrepresented or omitted material facts, including material information about the allegedly unfair and conflicted sales process, the inadequate consideration offered in the proposed transaction, and Integrys’ actual intrinsic value.

On November 12, 2014, counsel for Integrys, the Integrys board of directors, Mr. Klappa, and Wisconsin Energy entered into an MOU with counsel for plaintiffs in the Amo, Steiner and Collison, and Tri-State Actions pursuant to which Wisconsin Energy and Integrys have agreed to make the disclosures concerning the Merger set forth below. The MOU also provides that, solely for purposes of settlement, the Wisconsin Court will certify a class consisting of all persons who were record or beneficial shareholders of Integrys at any time between June 23, 2014 and the consummation of the Merger (the “Class”). In addition, the MOU provides that, subject to approval by the Wisconsin Court after notice to the members of the Class (the “Class Members”), the Amo, Steiner and Collison, and Tri-State Actions will be dismissed with prejudice and all claims, including derivative claims, that the Class Members may possess with regard to the Merger will be released. In connection with the settlement, the plaintiffs’ counsel has expressed its intention to seek an award of attorneys’ fees and expenses. The amount of the award to the plaintiffs’ counsel will ultimately be determined by the Wisconsin and/or Federal Courts. This payment will not affect the amount of merger consideration to be received by any Integrys shareholder in the Merger. There can be no assurance that the parties will ultimately enter into a definitive settlement agreement or that the Wisconsin Court will approve the settlement. In the absence of either event, the proposed settlement as contemplated by the MOU may be terminated.

Integrys, the Integrys board of directors, Mr. Klappa, and Wisconsin Energy each have denied, and continue to deny, that they have committed or aided and abetted in the commission of any violation of law or breaches of duty or engaged in any of the alleged wrongful acts and Integrys, the Integrys board of directors, Mr. Klappa, and Wisconsin Energy expressly maintain that they diligently and scrupulously complied with their fiduciary, disclosure and other legal duties. Integrys, the Integrys board of directors, Mr. Klappa, and Wisconsin Energy are entering into the MOU and the contemplated settlement solely to eliminate the risk, burden and expense of further litigation. Nothing in the MOU, any settlement agreement or any public filing, including this Current Report on Form 8-K (this “Current Report”), is or shall be deemed to be an admission of the legal necessity of filing or the materiality under applicable laws of any of the additional information contained herein or in any public filing associated with the proposed settlement of the Amo, Steiner and Collison, and Tri-State Actions.

Supplemental Disclosures

Solely in connection with the contemplated settlement of the Amo, Steiner and Collison, and Tri-State Actions, Integrys and Wisconsin Energy have agreed to make the following supplemental disclosures to the Definitive Joint Proxy Statement/Prospectus. The following information should be read in conjunction with the Definitive Joint Proxy Statement/Prospectus, which should be read in its entirety. The information contained in this Current Report is incorporated by reference into the Registration Statement and the Definitive Joint Proxy Statement/Prospectus included therein.  All page references in the information below are to pages in the Definitive Joint Proxy Statement/Prospectus, and capitalized terms used in this Current Report shall have the meanings set forth in the Definitive Joint Proxy Statement/Prospectus, unless otherwise defined herein.

(1)	Supplement to “Background of the Merger”

The following disclosure supplements and replaces the second sentence of the fourteenth paragraph (which paragraph begins “On February 13…”) under the heading “Background of the Merger” on page 41 of the Definitive Joint Proxy Statement/Prospectus:

At the meeting, the Integrys Board met in executive session with Mr. Schrock present, during which Mr. Schrock summarized his communications with Mr. Klappa since December 18, 2013.

The following disclosure supplements and is to be inserted after the fourth sentence of the fourteenth paragraph (which paragraph begins “On February 13…”) under the heading “Background of the Merger” on page 41 of the Definitive Joint Proxy Statement/Prospectus:

Lazard’s list identified, based on Lazard’s professional judgment and experience, those potential counterparties that Lazard believed to have the greatest likelihood of possessing the strategic motivation and fit, stakeholder and regulatory skills, and, to the extent relevant, financial resources to pursue, enter into and successfully close a transaction with Integrys.

The following disclosure supplements and replaces the final sentence of the sixteenth paragraph (which paragraph begins “On March 1…”) under the heading “Background of the Merger” on page 42 of the Definitive Joint Proxy Statement/Prospectus:

At this meeting, the Integrys Board resolved to amend and expand the existing advisory services agreement with Lazard in regard to potential strategic transactions.

The following disclosure supplements and is to be inserted after the final sentence of the thirty third paragraph (which paragraph begins “On April 29…”) under the heading “Background of the Merger” on page 45 of the Definitive Joint Proxy Statement/Prospectus:

At the meeting, the Integrys Board met in executive session with Mr. Schrock present, during which Mr. Schrock discussed the potential for a retention program for employees in light of the pending transaction.

The following disclosure supplements and replaces the second sentence of the forty second paragraph (which paragraph begins “On May 15…”) under the heading “Background of the Merger” on page 46 of the Definitive Joint Proxy Statement/Prospectus:

At the meeting, the Integrys Board met in executive session with Mr. Schrock present, during which a representative of Lazard reviewed Lazard’s revised analysis of Integrys’ management plan, Wisconsin Energy’s long-term plan and Wisconsin Energy’s revised non-binding indicative offer.

The following disclosure supplements and is to be inserted before the final sentence of the sixty ninth paragraph (which paragraph begins “On June 16, 2014, the Integrys Board…”) under the heading “Background of the Merger” on page 49 of the Definitive Joint Proxy Statement/Prospectus:

The Board also discussed the number of directors from Integrys’ Board that would be appointed to the Wisconsin Energy Board upon consummation and whether Integrys or Wisconsin Energy would select such directors, but there was no discussion on which Integrys directors would be so appointed. The Board also discussed the open issue relating to the size of the termination fee and asked questions about the need for a termination fee and what would be customary based on similar transactions.

The following disclosure supplements and is to be inserted after the fifth sentence of the seventy third paragraph (which paragraph begins “On June 18, 2014, the Integrys Board…”) under the heading “Background of the Merger” on page 50 of the Definitive Joint Proxy Statement/Prospectus:

The members of the Integrys Board disclosed potential conflicts of interest, including: Mr. Brodsky’s ownership of a small number of Wisconsin Energy shares through his living trust account; Mr. Jones co-leasing arrangements for a suite in Miller Park that he shares with Wisconsin Energy; and, Ms. Collins noted that she served on a panel recently with a Wisconsin Energy director.

The following disclosure supplements and is to be inserted before the penultimate sentence of the seventy third paragraph (which paragraph begins “On June 18, 2014, the Integrys Board…”) under the heading “Background of the Merger” on page 51 of the Definitive Joint Proxy Statement/Prospectus:

Mr. Schrock also added that, in his conversation with Mr. Klappa earlier that morning, Mr. Klappa described that this latest revised proposal was Wisconsin Energy’s best and final offer.

(2)	Supplement to “Integrys Unaudited Prospective Financial Information”

The following text shall be inserted as a new paragraph on page 64 of the Definitive Joint Proxy Statement/Prospectus before the heading “Integrys Base case”:

EBITDA, EBIT and Net Income in each of the Integrys Base case, Integrys Enhanced Status Quo case and Integrys Downside case include Integrys equity share of earnings of ATC resulting from Integrys’ ownership interest therein.

The table appearing under the heading “Integrys Base case” on page 64 of the Definitive Joint Proxy Statement/Prospectus shall be replaced with the following:

Integrys Base case(1)

	Year Ended December 31,
	2014E	2015E	2016E	2017E	2018E
	($ in millions)
Net Revenue	$2,301	$2,038	$2,176	$2,242	$2,415
EBITDA	$912	$932	$1,032	$1,074	$1,204
EBIT	$595	$626	$702	$728	$830
Net Income	$435	$294	$328	$337	$386
Dividends per Share	$2.72	$2.74	$2.78	$2.82	$2.99
Free Cash Flow	$509	$(150)	$(197)	$(156)	$45
Capital Expenditures	$1,077	$799	$916	$896	$772

(1)  Projections for Integrys for the years ended December 31, 2014E-2018E were derived from Integrys’ management plan.

(3)	Supplement to Lazard’s “Sum-of-the-Parts Discounted Cash Flow Analysis”

The following disclosure supplements and is to be inserted after the final sentence of the third full paragraph (which paragraph begins “To value the ATC and Other segments…”) under the heading “Sum-of-the-Parts Discounted Cash Flow Analysis” on page 80 of the Definitive Joint Proxy Statement/Prospectus:

Each multiple range was selected based on Lazard’s professional judgment and experience.

The following disclosure supplements and is to be inserted after the final sentence of the eighth full paragraph (which paragraph begins “To value ATC and Other segments…”) under the heading “Sum-of-the-Parts Discounted Cash Flow Analysis” on page 81 of the Definitive Joint Proxy Statement/Prospectus:

Each multiple range was selected based on Lazard’s professional judgment and experience.

(4)	Supplement to Lazard’s “Selected Precedent Transactions Multiples Analysis”

The table appearing under the heading “Selected Precedent Transactions Multiples Analysis” on page 84 of the Definitive Joint Proxy Statement/Prospectus shall be replaced with the following:

Transaction Multiples
Announcement Date	Acquiror	Target	P/E FY+1(1)	EV/EBITDA FY+2(1)
4/30/2014(2)	Exelon Corporation	Pepco Holdings, Inc.	22.8x	9.8x
4/7/2014	Laclede Gas Company	Energen Corp. (Alagasco)	N/A	N/A

12/11/2013(2)	Fortis Inc.	UNS Energy Corporation	18.3x	8.6x
5/29/2013(2)	Berkshire Hathaway Energy Company (f/k/a MidAmerican Energy Holdings Company)	NV Energy, Inc.	17.7x	9.0x
2/21/2012(2)	Fortis Inc.	CH Energy Group, Inc.	19.6x	9.5x
7/12/2011(2)	Gaz Métro Limited Partnership	Central Vermont Public Service Corporation	19.6x	N/A
4/28/2011	Exelon Corporation	Constellation Energy Group, Inc.	11.9x	6.5x
4/20/2011	The AES Corporation	DPL Inc.	12.4x	7.6x
1/10/2011(2)	Duke Energy Corporation	Progress Energy, Inc.	15.2x	9.2x
12/7/2010	AGL Resources Inc.	Nicor Gas Company	18.1x	N/A
5/25/2010	UIL Holdings Corporation	Iberdrola USA (New England Gas Utilities)	N/A	N/A
2/11/2010	FirstEnergy Corp.	Allegheny Energy, Inc.	12.1x	6.3x
10/26/2007(2)	Macquarie Infrastructure Partners	Puget Energy, Inc.	17.6x	9.4x
6/25/2007	Iberdrola, S.A.	Energy East Corporation	18.8x	7.5x
2/26/2007	KKR/TPG: Texas Energy Future Holdings Limited Partnership	TXU Corp.	13.6x	8.1x
2/7/2007	Great Plains Energy Incorporated / Black Hills Corp.	Aquila, Inc.	22.7x	8.4x
7/10/2006	WPS Resources Corp.	Peoples Energy Corp.	18.7x	N/A
7/5/2006	Macquarie Infrastructure Partners and Diversified Utility and Energy Trusts	Duquesne Light Holdings	17.4x	N/A
2/27/2006	National Grid USA	KeySpan Corporation	17.1x	8.4x
5/24/2005	Berkshire Hathaway Energy Company (f/k/a MidAmerican Energy Holdings Company)	PacifiCorp	N/A	N/A
5/9/2005	Duke Energy Corporation	Cinergy Corp.	15.0x	N/A

(1)  Based on Wall Street research. “FY+1” means for the fiscal year immediately following the fiscal year in which the relevant transaction was announced.  “FY+2” means for the second fiscal year following the fiscal year in which the relevant transaction was announced.

(2) Lazard provided additional metrics for illustrative purposes with respect to these selected transactions.

(5)	Supplement to Lazard’s “Other Analyses”

The following text shall be inserted as a new section on page 87 of the Definitive Joint Proxy Statement/Prospectus before the heading “Pro Forma Total Shareholder Return Analysis”:

Pro Forma Intrinsic Value Analysis

Using the mid-point of the estimated sum of the parts discounted cash flow values of Integrys and Wisconsin Energy, Lazard calculated the merger’s effect on the intrinsic value of Integrys’ ownership stake in the combined entity as compared to the intrinsic value of Integrys as a standalone entity.  Beginning with the full intrinsic value of standalone Integrys, Lazard added the full intrinsic value of standalone Wisconsin Energy.  Lazard then added the value of potential cost savings that could arise from the merger and the value that could be created as a result of expected multiple uplift associated with majority control of ATC.  Based on the calculations set forth above, this analysis implied that the merger would result in a 14% increase in intrinsic value to Integrys and would reflect total value to Integrys of $74.35 per share.

Lazard’s intrinsic value analysis did not take into account value associated with enhanced dividend, selected transaction benefits (e.g., multiple expansion, capital reallocation, etc.) or the value impact of breakage costs (e.g., regulatory concessions associated with transaction approval, delay of Integrys generation investment given Wisconsin Energy’s capacity surplus, etc.).  In addition, by its nature, intrinsic value analysis does not account for potential changes in multiples associated with interest rates.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report and the Definitive Joint Proxy Statement/Prospectus contain certain forward-looking statements with respect to the financial condition, results of operations and business of Wisconsin Energy and Integrys and the combined businesses of Integrys and Wisconsin Energy and certain plans and objectives of Wisconsin Energy and Integrys with respect thereto, including the expected benefits of the merger. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements.

Such factors include, but are not limited to, those set forth under “Risk Factors” beginning on page 32 of the Definitive Joint Proxy Statement/Prospectus as well as, among others, the following:

●	the expected completion of the merger;

●	the possibility that the value creation from the merger will not be realized, or will not be realized within the expected time period;

●	the risk that the businesses of Wisconsin Energy and Integrys will not be integrated successfully;

●	disruption from the merger making it more difficult to maintain business and operational relationships;

●	the risk that unexpected costs will be incurred;

●	changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters;

●	the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and

●	the risk that financing for the merger may not be available on favorable terms.

These forward-looking statements are based on numerous assumptions and assessments made by Wisconsin Energy and/or Integrys in light of their experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors that each party believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this Current Report and the Definitive Joint Proxy Statement/Prospectus could cause actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this Current Report or the Definitive Joint Proxy Statement/Prospectus are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this Current Report. Neither Wisconsin Energy nor Integrys assumes any obligation to update the information contained in this Current Report or the Definitive Joint Proxy Statement/Prospectus (whether as a result of new information, future events or otherwise), except as required by applicable law.

A further list and description of risks and uncertainties at Wisconsin Energy can be found in Wisconsin Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its reports filed on Form 10-Q and Form 8-K. A further list and description of risks and uncertainties at Integrys can be found in Integrys’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its reports filed on Form 10-Q and Form 8-K. See “Where You Can Find More Information” beginning on page 174 of the Joint Proxy Statement/Prospectus for a list of the SEC documents incorporated by reference herein.

Additional Information and Where to Find It

Wisconsin Energy has filed with the SEC a registration statement on Form S-4 of which the Definitive Joint Proxy Statement/Prospectus forms a part. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BY WISCONSIN ENERGY OR INTEGRYS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT WISCONSIN ENERGY, INTEGRYS AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. You can obtain any of the other documents referenced above from the SEC, through the SEC’s web site at the address indicated above, or from Wisconsin Energy or Integrys, as applicable, by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:

By Mail:

Wisconsin Energy Corporation
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
Attn: Ms. Susan H. Martin,
Executive Vice President,
General Counsel and
Corporate Secretary
Telephone: (414) 221-2345
By Mail: Integrys Energy Group, Inc. 200 East Randolph Street Chicago, IL 60601-6207 Telephone: (800) 228-6888 Attn: Investor Relations Email: TEGinvestors@integrysgroup.com

These documents are available from Wisconsin Energy or Integrys, as the case may be, without charge, excluding any exhibits to them unless the exhibit is specifically listed as an exhibit to the registration statement of which this joint proxy statement/prospectus forms a part. You can also find information about Wisconsin Energy and Integrys at their Internet websites at www.wisconsinenergy.com and www.integrysgroup.com, respectively. Information contained on these websites does not constitute part of this Current Report or the Definitive Joint Proxy Statement/Prospectus.

You may also obtain documents incorporated by reference into this Current Report or the Definitive Joint Proxy Statement/Prospectus by requesting them in writing or by telephone from Morrow & Co., LLC, Wisconsin Energy’s proxy solicitor, or Georgeson Inc., Integrys’ proxy solicitor, at the following addresses and telephone numbers:

For Wisconsin Energy Stockholders:

Morrow & Co., LLC
470 West Avenue—3rd Floor
Stamford, CT 06902
Banks and Brokers Call: (203) 658-9400
Stockholders Call Toll Free: (888) 836-9724
Email: wec.info@morrowco.com
For Integrys Shareholders: Georgeson Inc. 480 Washington Blvd., 26th Floor Jersey City, NJ 07310 All Shareholders Please Call: (866) 482-5026 Email: TEGinfo@georgeson.com

Participants in Solicitation

This Current Report is not a solicitation of a proxy from any investor or security holder. However, Wisconsin Energy, Integrys and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding Wisconsin Energy’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 27, 2014 and the definitive proxy statement relating to its May 2, 2014 Annual Meeting of Stockholders filed with the SEC on March 21, 2014. Information regarding Integrys’ directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 27, 2014 and the definitive proxy statement relating to its May 15, 2014 Annual Meeting of Shareholders filed with the SEC on March 27, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants is also included in the Definitive Joint Proxy Statement/Prospectus.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC.

By:	/s/ Jodi J. Caro
	Name:	Jodi J. Caro
	Title:	Vice President, General Counsel and Secretary